UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of report: January 30, 2001


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                             TEXAS 1-9645 74-1787536
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                  200 East Basse Road, San Antonio, Texas 78209
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (210) 822-2828



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ITEM 5. OTHER EVENTS.

          On January 30, 2001, Clear Channel Communications, Inc., a Texas corporation (the "Company"), issued a press release providing guidance for select income statement items for the twelve-month period ending December 31, 2001.

          Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

     99.1 Press Release of Clear Channel Communications, Inc. issued January 30, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLEAR CHANNEL COMMUNICATIONS, INC.


Date: January 30, 2001             By: /s/ HERBERT W. HILL JR.
                                   ---------------------------------------
                                   Herbert W. Hill, Jr.:
                                   Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

     99.1 Press Release of Clear Channel Communications, Inc. issued January 30, 2001.